SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 5, 1996
                        --------------------------------


                         INDUSTRIAL IMAGING CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        0-15520                                          05-396504
        -------                                          ---------
(Commission File Number)                    (I.R.S. Employer Identification No.)


One Lowell Research Center
--------------------------
847 Rogers Street, Lowell Massachusetts                         01852
---------------------------------------                         -----
(Address of Principal Executive Offices)                        (Zip Code)

                                 (508) 937-5400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          Orbis, Inc., 2 Charles Street, Providence, Rhode Island 02904
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






                                TABLE OF CONTENTS

                                    FORM 8-K

                                December 5, 1996



Item                                                                   Page
----                                                                   ----

ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT          1

ITEM 7.           EXHIBIT                                               1

SIGNATURE                                                               2

EXHIBIT                                                                 E-16


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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
                  --------------------------------------------

         On December 5, 1996, Cayer Prescott Clune & Chatellier ("Cayer Prescott") declined to stand for reelection as the independant auditor of Orbis, Inc., the predecessor of Industrial Imaging Corporation (the "Company").

         There were no disagreements between the Company and Cayer Prescott regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with the audit of each of the Company's fiscal years ending March 31, 1995 and March 31, 1996, or at any time through December 5, 1996, which, if not resolved to the satisfaction of Cayer Prescott, would have caused Cayer Prescott to make reference to the subject matter of such disagreement in connection with its report. There have been no reportable events (as defined by Regulation S-K Item 304(a)(1)(v)) during the fiscal years ending March 31, 1995 and March 31, 1996, or at any time through December 5, 1996. In addition, the Company has not engaged another accountant to consult concerning the application of accounting principles to a specified transaction.

         The report of Cayer Prescott upon the Company's financial statements for each of the Company's fiscal years ending March 31, 1995 and March 31, 1996, contained neither an adverse opinion nor a disclaimer of opinion nor was such a report qualified or modified as to uncertainty, audit scope or accounting principles.

         At a special meeting of shareholders, dated December 5, 1996, the Company's shareholders ratified the appointment of Coopers & Lybrand L.L.P. as the independent auditors for the Company.

         The Company has requested that Cayer Prescott furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statement. A copy of such letter, dated December 10, 1996 is filed as an Exhibit to this form 8-K.

ITEM 7.           EXHIBIT.

         The following exhibit is filed herewith:

                  Exhibit
                    No.                       Title
                  ------                     -------
                  16                        Letter from Cayer Prescott Clune & Chatellier to the
                                            Securities and Exchange Commission, dated December 10,
                                            1996.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INDUSTRIAL IMAGING CORPORATION



Date: December 11, 1996                            By:/S/Juan J. Amodei
      -----------------                            --------------------------
                                                   Juan J. Amodei, Ph.D.
                                                   Chief Executive Officer





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